                                                                    EXHIBIT 10.7


                      FLYCAST COMMUNICATIONS CORPORATION


                              AMENDED AND RESTATED


                          INVESTORS' RIGHTS AGREEMENT


                               DECEMBER 30, 1998

                       FLYCAST COMMUNICATIONS CORPORATION


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                ------------------------------------------------


          This Amended and Restated Investors' Rights Agreement (the "Agreement") is made as of the 30th day of December, 1998, by and among FlyCast
 ---------
Communications Corporation, a California corporation (the "Company"), the
                                                           -------
investors listed on Exhibit A hereto, each of which is herein referred to as an
                    ---------
"Investor," and the holders of Common Stock listed on Exhibit B hereto, each of
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whom is herein referred to as a "Founder".
                                 -------

                                    RECITALS
                                    --------

          A. The Company and certain of the Investors have entered into a Series C Preferred Stock Agreement (the "Purchase Agreement") of even date
                                         ------------------
herewith pursuant to which the Company desires to sell to the Investors and the Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide the Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company and the Founders each desire to induce the Investors to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein. The Company and certain of the Investors that are holders of the Company's Series A and Series B Preferred Stock (the "Existing
                                                                     --------
Investors") also desire to amend that certain Investors' Rights Agreement (the
---------
"Prior Agreement") dated as of July 11, 1997, by and among the Company, certain
----------------
of the Founders and the Existing Investors and restate it in its entirety with this Agreement.

                                   AGREEMENT
                                   ---------

          The parties hereby agree as follows:

               1. REGISTRATION RIGHTS. The Company and the Investors covenant
                  -------------------
and agree as follows:

                  1.1  DEFINITIONS.  For purposes of this Section 1:
                       -----------

                       (a) The terms "register," "registered," and
                                      --------    ----------
"registration" refer to a registration effected by preparing and filing a
 ------------
registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of
                          ---
effectiveness of such registration statement or document;

                       (b) The term "Registrable Securities" means (i) the
                                     ----------------------
shares of Common Stock issuable or issued upon conversion of the Series A, Series B and Series C

Preferred Stock, including 7,500 shares of Series A Preferred Stock issued or issuable upon exercise of the warrant to purchase 7,500 shares of Series A Preferred Stock issued to Cupertino National Bank ("Cupertino" and the
                                                    ---------
"Cupertino Warrant") and 33,834 shares of Series B Preferred Stock issued or
------------------
issuable upon exercise of a warrant to purchase 33,834 shares of Series B Preferred Stock issued to Venture Lending ("Venture Lending" and the "Venture
                                            ---------------           -------
Lending Warrant"), (ii) the shares of Common Stock issued to the Founders (the
---------------
"Founders' Stock"), provided, however, that for the purposes of Section 1.2, 1.4
----------------    --------  -------
or 1.13 the Founders' Stock shall be deemed not to be Registrable Securities and
(iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares described in (i) and (ii) above, and provided,
                                                                      --------
further, that the foregoing definition shall exclude in all cases any
-------
Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                    (c) The number of shares of "Registrable Securities then
                                                 ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

                    (d) The term "Holder" means any person owning or having the
                                  ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof;

                    (e) The term "Form S-3" means such form under the Act as in
                                  --------
effect on the date hereof or any successor form under the Act; and

                    (f) The term "SEC" means the Securities and Exchange
                                  ---
Commission.

               1.2  REQUEST FOR REGISTRATION.
                    ------------------------

                    (a) If the Company shall receive at any time after the earlier of: (i) December 10, 2000 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of Registrable Securities with an anticipated aggregate offering price, before deduction of underwriting discounts and commissions, of $10,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
--------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities owned by each Holder; provided, however, that the number of shares of
                      --------  -------
Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this
                        --------  -------
right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                   (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                      (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                      (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

               1.3  COMPANY REGISTRATION.  If (but without any obligation to do
                    --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

               1.4  FORM S-3 REGISTRATION.  In case the Company shall receive
                    ---------------------
from any Holder or Holders of not less than twenty percent (20%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                    (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                    (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) during the period ending one hundred eighty
(180) days after the effective date of a registration subject to Section 1.3 hereof or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                    (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

               1.5  OBLIGATIONS OF THE COMPANY.  Whenever required under this
                    --------------------------
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act.

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                    (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                    (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

                    (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                    (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

               1.6  FURNISH INFORMATION.  It shall be a condition precedent to
                    -------------------
the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

               1.7  EXPENSES OF REGISTRATION.
                    ------------------------

                    (a) DEMAND REGISTRATION. All expenses other than
                        -------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

                    (b) COMPANY REGISTRATION. The Company shall bear and pay all
                        --------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto, and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.

                    (c) REGISTRATION ON FORM S-3. The Company shall bear and pay
                        ------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees, fees of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, but excluding any underwriters' discounts or commissions relating to the Registrable Securities.

               1.8  UNDERWRITING REQUIREMENTS.  In connection with any offering
                    -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering or (iii) any securities held by a Founder be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to
        -------------------
such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

               1.9  DELAY OF REGISTRATION.  No Holder shall have any right to
                    ---------------------
obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

               1.10 INDEMNIFICATION.  In the event any Registrable Securities
                    ---------------
are included in a registration statement under this Section 1:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint
      -------------
or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or
 ---------
alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                    (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

                    (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                    (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (f) The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

               1.11 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934.  With a view
                    ---------------------------------------------
to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                    (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               1.12 ASSIGNMENT OF REGISTRATION RIGHTS.  The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least 200,000 shares of such securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

               1.13 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS.  From and
                    ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least two-thirds of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would (a) allow such holder or prospective holder (i) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (ii) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2 or (b) provide such holder or prospecter holder registration rights superior to those granted herein to the Holders.

                    1.14 "MARKET STAND-OFF" AGREEMENT.  Each Holder hereby
                         ----------------------------
agrees that, during the period of duration (up to, but not exceeding, 180 days for the Company's initial public offering and 90 days for any subsequent offerings) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that all officers and directors of the Company, all one-percent securityholders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

               Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

               1.15 TERMINATION OF REGISTRATION RIGHTS.  No Holder shall be
                    ----------------------------------
entitled to exercise any right provided for in this Section 1 after the earlier of (i) ten (10) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

          2.   COVENANTS OF THE COMPANY.
               ------------------------

               2.1  DELIVERY OF FINANCIAL STATEMENTS. The Company shall deliver
                    --------------------------------
to each member of the Board of Directors, and to each Investor holding, and to transferees of, at least 300,000 shares of Registrable Securities (a "Major
                                                                      -----
Investor"):
--------

                    (a) as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"),
                                                                       ----and
audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

                    (b) as soon as practicable, but in any event within thirty
(30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                    (c) within twenty (20) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

                    (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                    (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so; and

                    (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

               2.2  INSPECTION.  The Company shall permit each Major Investor,
                    ----------
at such Major Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

               2.3  TERMINATION OF INFORMATION AND INSPECTION COVENANTS.  The
                    ---------------------------------------------------
covenants set forth in Sections 2.1 and 2.2 shall terminate as to Investors and be of no further force or effect when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act.

               2.4  RIGHT OF FIRST OFFER.  Subject to the terms and conditions
                    --------------------
specified in this Section 2.4, the Company hereby grants to each Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). An Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

               Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such
                ------
Shares to each Investor in accordance with the following provisions:

                    (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such
  ------
Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                    (b) Within 30 calendar days after delivery of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it (each, a "Fully-Exercising Investor") of any other Investor's failure to do likewise.
-------------------------
During the 15 calendar day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

                    (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

                    (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement (except as provided in paragraph 2.5) (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, or (vi) to the issuance or sale of the Series C Preferred Stock.

                    (e) The Existing Investors hereby waive their rights of first offer, including the notice provisions thereof, set forth in Section 2.4 of the Prior Agreement.

               2.5  IPO ALLOCATION.   In the event of a bona fide, firm
                    --------------
commitment underwritten initial public offering of the capital stock of the Company (the "IPO"), the Company shall, or shall require that the managing underwriters of the IPO, establish a directed share program (the "Program") in connection with the IPO. The Program shall consist of at least that number of shares of capital stock (the "Program Shares") equal to nine percent (9%) of the shares offered in the IPO (exclusive of shares subject to any overallotment option on behalf of the underwriters). The Company shall cause the managing underwriters to give priority to the Investors with respect to the Program Shares in allocating the shares available for purchase in the Program. The Investors shall have the option, but not the obligation, to purchase all or any portion of the Program Shares at the initial price to public set forth on the cover page of the final prospectus distributed in connection with the IPO.

               2.6  OBSERVER RIGHTS .  So long as 500,000 shares of Series C
                    ----------------
Preferred Stock shall remain outstanding, the Series C Preferred Stock, voting together as a class, shall be entitled to appoint one individual to observe meetings of the Company's Board of Directors. Such observer will have the right to attend at least two Board meetings in 1999, specifically, those meetings where the forecast and the annual budget for the Company's 2000 fiscal year are discussed. Beginning January 1, 2000, such observer shall be entitled to attend all meetings of the Company's Board of Directors and Board Committees as an active participant and shall be welcomed and invited to make comments and suggestions. Such observer shall not be entitled to participate in portions of meetings where such observer's presence would in the opinion of the Company's counsel, adversely affect the Company's attorney-client privilege.

Such observer shall also, upon request, execute the Company's standard non-disclosure agreement concerning its proprietary information.

          3.   MISCELLANEOUS.
               -------------

               3.1  SUCCESSORS AND ASSIGNS.  Except as otherwise provided
                    ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Series A, Series B or Series C Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               3.2  GOVERNING LAW.  This Agreement and all acts and transactions
                    -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

               3.3  COUNTERPARTS.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4  TITLES AND SUBTITLES.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               3.5  NOTICES.  Unless otherwise provided, any notice required or
                    -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed (a) if to the Company, at its principal office and (b) if to an Investor, at such party's address as set forth on Exhibit A hereto or as subsequently modified by
                                ---------
written notice and (c) if to a Founder, at such party's address as set forth on Exhibit B hereto or subsequentially modified by written notice.

               3.6  EXPENSES.  If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               3.7  AMENDMENTS AND WAIVERS; TERMINATION OF PRIOR AGREEMENT.  Any
                    ------------------------------------------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least two-thirds of the Registrable Securities then outstanding, not including the Founders' Stock; provided that if such amendment has the effect of affecting the Founders' Stock (i) in a manner different than securities issued to the Investors and (ii) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. The Company and the Existing Investors, constituting the holders of a majority of the Registrable Securities (as defined in the Prior Agreement) now outstanding, not including the Founders' Stock, agree that the Prior Agreement has been amended and restated in its entirety by this Agreement.

               3.8  SEVERABILITY.  If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

               3.9  AGGREGATION OF STOCK.  All shares of the Preferred Stock
                    --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                            [Signature Page Follows]

     The parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above writtenLPLFinancial Printing GroupThe parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.



                                    COMPANY:

                                    FLYCAST COMMUNICATIONS CORPORATION


                                    By:  /s/ George Garrick
                                        ------------------------------
                                         George Garrick, President

                                    Address: 181 Fremont Street; Suite 120
                                             San Francisco, CA  94105


                                    INVESTORS:


                                    BESSEMER VENTURE PARTNERS IV LP

                                    By: Deer IV & Co. LLC
                                        Its General Partner


                                    By:  /s/ Robert H. Buescher
                                        ------------------------------
                                        Robert H.  Buescher, Manager


                                    BESSEMER VENTURE INVESTORS LP

                                    By: Deer IV & Co. LLC
                                        Its General Partner


                                    By:  /s/ Robert H. Buescher
                                        ------------------------------
                                        Robert H.  Buescher, Manager

                                    Address:  1400 Old Country Road, Suite 407
                                              Westbury, NY  11590

                                    CHARLES RIVER PARTNERSHIP VIII, A LIMITED
                                    PARTNERSHIP

                                    By: Charles River VIII GP Limited

                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                         Partnership, General Partner

                                    By: /s/
                                        ------------------------------
                                        General Partner

                                    Address:  1000 Winter Street, Suite 3300
                                              Waltham, MA 02154






                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    INTELLIGENT MEDIA VENTURES, INC.

                                    By: /s/ Bradley Greene
                                       ------------------------------
                                                Bradley Greene
                                                Attorney in Fact

                                    Address:  59 Executive Park Dr. South,
                                              N.E. Atlanta, GA 30329









                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    PACIFIC TELESIS GROUP


                                    By: /s/ Donald E. Kiernan
                                       ------------------------------
                                              Donald E. Kiernan,
                                        Executive Vice President, Chief
                                              Financial Officer

                                    Address:  Pacific Telesis Group
                                              175 E. Houston
                                              11th Floor
                                              San Antonio, TX 78205
                                              ATTN:  General Attorney, M & A
                                              Legal

                                    Facsimile: 210-351-3488






                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Peter D. Olson
                                    -----------------------------
                                    Peter D. Olson

                                    Address:    MachOne Communications, Inc.
                                                992 South DeAnza Boulevard
                                                San Jose, CA 95129



                                    ALEX BROWN & SONS, CUSTODIAN FBO PETER D.
                                    OLSON


                                    By: /s/ Peter D. Olson
                                       --------------------------
                                           Peter D. Olson








                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    ALEX BROWN & SONS, CUSTODIAN FBO LAWRENCE G.
                                    BRAITMAN


                                    By: /s/ Lawrence G. Braitman
                                       ------------------------------
                                        Lawrence G. Braitman


                                    Address:  123 Townsend Street, Suite 226
                                              San Francisco, CA  94107











                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    ALEX BROWN & SONS, CUSTODIAN FBO RICHARD L.
                                    THOMPSON



                                    By:_______________________________
                                       Richard L. Thompson

                                    Address:  123 Townsend Street, Suite 226
                                              San Francisco, CA  94107


                                    __________________________________
                                    Richard L. Thompson

                                    Address:  123 Townsend Street, Suite 226
                                           San Francisco, CA  94107













                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    _________________________________
                                    Ruth C. Dorward

                                    Address:  14200 1st Avenue South, #366
                                              Burien, WA  98168











                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    _______________________________
                                    Bill Baughman




                                    _______________________________
                                    Shirley Baughman

                                    Address:  c/o Haigh, Patty Baughman
                                              4408 216th S.W., Unit A
                                              Mount Lake Terrace, WA  98043












                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    _______________________________
                                    Dave Thompson



                                    _______________________________
                                    Beverly Thompson

                                    Address:  23850 Star Court
                                              Auburn, CA  95603















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    ALEX BROWN & SONS, CUSTODIAN FBO HOWARD
                                    BRAITMAN


                                    By: /s/ Howard Braitman
                                       --------------------------------
                                        Howard Braitman

                                    Address:  5225 Clearbrook Drive
                                              Concord, CA  94521











                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Rhona Rogers
                                    -------------------------------
                                    Rhona Rogers

                                    Address:  333 Bush Street West
                                              Apt. # 3704
                                              San Francisco, CA 95104














                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Jeffrey Y. Suto
                                    --------------------------------
                                    Jeffrey Y. Suto

                                    Address:  c/o Venture Law Group
                                              2775 Sand Hill Road
                                              Menlo Park, CA  94025

















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    VLG INVESTMENTS 1997


                                    By: /s/ Joshua Pickus
                                       ----------------------------

                                    Title:    General Partner
                                          -------------------------

                                    Print Name:    Joshua Pickus
                                               --------------------













                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    FOUNDERS:


                                    /s/ Lawrence G. Braitman
                                    ----------------------------------
                                    Lawrence G. Braitman


                                    /s/ Peter D. Olson
                                    ----------------------------------
                                    Peter D. Olson



                                    ----------------------------------
                                    David W. Roth


                                    /s/ Michael Solomon
                                    ----------------------------------
                                    Michael Solomon


                                    /s/ Richard L. Thompson
                                    ----------------------------------
                                    Richard L. Thompson



                                    ----------------------------------
                                    Miles Walsh















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    WESTERN INVESTMENTS CAPITAL, LLC


                                    By:    /s/ Tania Modic
                                       ----------------------------------

                                    Title:    Managing Member
                                          -------------------------------

                                    Print Name:    Tania Modic
                                               --------------------------


                                    Address:  774 Mays Street #10
                                              Incline Village, NV  894451
                                              Attn:  Tania Modic














                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    William T. Burgin


                                    BRIMSTONE ISLAND CO. L.P.


                                    By: /s/ Robert H. Buescher (Atty-In-Fact)
                                        -------------------------------------

                                    Name:
                                         ------------------------------------

                                    Its:
                                        -------------------------------------

                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Neill H. Brownstein


                                    /s/ Robert H. Buescher
                                    -------------------------------------
                                    Robert H. Buescher


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    G. Felda Hardymon


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Christropher Gabrieli













                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    GABRIELI FAMILY FOUNDATION


                                    By: /s/ Robert H. Buescher (Atty-In-Fact)
                                        -------------------------------------

                                    Name:
                                         ------------------------------------

                                    Its:
                                        -------------------------------------

                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Michael I. Barach


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    David J. Cowan


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Bruce K. Graham


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Diane N. McPartlin


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Ravi B. Mhatre


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Gautam A. Prakash











                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Robi L. Soni


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Joanna A. Strober


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    William R. Wasik


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Rodney A. Cohen


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Richard R. Davis


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Adam P. Godfrey


                                    LINDSAY 1994 FAMILY PARTNERSHIP, L.P.


                                    By: /s/ Robert H. Buescher (Atty-In-Fact)
                                        -------------------------------------

                                    Name:
                                         ------------------------------------

                                    Its:
                                        -------------------------------------









                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    John G. MacDonald


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Howard S. Markowitz


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Robert J. S. Roriston


                                    /s/ Robert H. Buescher (Atty-In-Fact)
                                    -------------------------------------
                                    Steven L. Williamson


                                    WOODS 1994 FAMILY PARTNERSHIP, L.P.


                                    By: /s/ Robert H. Buescher (Atty-In-Fact)
                                        -------------------------------------

                                    Name:
                                         ------------------------------------

                                    Its:
                                        -------------------------------------

                                    BVP IV SPECIAL SITUATIONS L.P.


                                    By: /s/ Robert H. Buescher (Atty-In-Fact)
                                        -------------------------------------

                                    Name:
                                         ------------------------------------

                                    Its:
                                        -------------------------------------

                                    Address:  c/o Bessemer Partners IV L.P.
                                              1400 Old Country Road, Suite 407
                                              Westbury, NY  11590









                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    ST. PAUL VENTURE CAPITAL IV, LLC


                                    By: /s/  James R. Simons
                                       ---------------------------------
                                       James R. Simons, General Partner


                                    ST. PAUL VENTURE CAPITAL AFFILIATES FUND I,
                                    LLC

                                    By:    St. Paul Venture Capital, Inc.
                                    Its:   Manager


                                    By: /s/  James R. Simons
                                       ---------------------------------
                                       James R. Simons, Executive Vice
                                       President

                                    Address:  St. Paul Venture Capital
                                              8500 Normandale Lake Blvd.
                                              Suite 1940
                                              Bloomington, MN  1940















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Jeff Goodman
                                    ------------------------------
                                    Jeff Goodman

                                    Address:   707 Continental Circle, #732
                                               Mountain View, CA  94040




















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    /s/ Rob Coneybeer
                                    -----------------------------
                                    Rob Coneybeer

                                    Address:  1971 Broadway
                                              San Francisco, CA 94109




















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    COMDISCO, INC.


                                    By: /s/  James Labe
                                       ---------------------------------

                                    Name:  James Labe
                                         -------------------------------

                                    Title:  President, Comdisco Ventures
                                          ------------------------------
                                            Division
                                          ------------------------------

                                    Address:  3000 Sand Hill Road
                                              Building 1, Suite 155
                                              Menlo Park, CA  94025
                                              Attn:  Christine Fera
















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    BESSEC VENTURES IV L.P.

                                    By:  Deer IV & Co. LLC, It's General Partner


                                    By:    /s/ Robert H. Buescher
                                       -----------------------------------
                                       Robert H. Buescher, Manager




















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    FRANK L. WALTERS


                                    By:  /s/ Frank L. Walters
                                       -------------------------------
                                       Name: Frank L. Walters


                                    Address:  23 Fairview Ave.
                                              Atherton, CA 94027

                                    Facsimile: 650-321-0157





















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    D.F.L.L.C.


                                    By:    /s/ Howard Draft
                                       ------------------------------
                                       Name: Howard Draft


                                    Address:  633 N. St. Clair Street
                                              20th Floor
                                              Chicago, IL 60611




















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    ABS EMPLOYEE VENTURE FUND, LP


                                    By:  /s/ Margaret-Mary V. Preston
                                       ------------------------------


                                    Name: Margaret-Mary V. Preston
                                         ----------------------------

                                    Title: VP of Alex. Brown Investments, Inc.
                                           -----------------------------------
                                    GP of the Partnership
                                    ------------------------------------------

                                    Address:



                                    Facsimile:




















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    U.S. DEVELOPMENT CAPITAL INVESTMENT COMPANY


                                    By: /s/ Raymond Moss
                                       --------------------------
                                       Name:  Raymond Moss
                                       Title: Secretary

                                    Address:  Sims Moss Kline & Davis LLP
                                              400 Northpark Town Center,
                                              Suite 310
                                              Atlanta GA 30328
















                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                    US WEST DEX HOLDINGS


                                    By: /s/ James A. Smith
                                        ---------------------------

                                    Address:  1801 California, Suite 5200
                                              Denver, CO 80202

                                    Facsimile:  303-308-0835
                                                c/o Henry Pickens

                                    SHAUN ANDRIKOPOULOS

                                    By: /s/ Shaun Andrikopoulos
                                       -----------------------------
                                       Name:  Shaun Andrikopoulos
                                       Title:  Principal

                                    Address: 1112 Cole
                                             San Francisco, CA 94117

                                    Facsimile: (415) 241-3109






                   SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS


Investor

Bessemer Venture Partners IV LP
   1400 Old Country Road, Suite 407
   Westbury, NY  11590

Bessemer Venture Investors LP
   1400 Old Country Road, Suite 407
   Westbury, NY  11590

Charles River Partnership VIII
   1000 Winter Street, Suite 3300
   Waltham, MA 02154

Peter D. Olson
   H3D Entertainment
   20195 Stevens Creek Blvd.
   Cupertino, CA  95014

Ruth Dorward
   14200 1st Avenue South, #366
   Burien, WA  98168

Bill and Shirley Baughman
   c/o Haigh, Patty Baughman
   4408 216th S.W., Unit A
   Mount Lake Terrace, WA  98043

Dave and Beverly Thompson
   23850 Star Court
   Auburn, CA  95603

                     SECOND CLOSING - Additional Investors
                     -------------------------------------

Second Closing - Bessemer Investors

Investor
--------
William T. Burgin
Brimstone Island Co. L.P.
Neill H. Brownstein
Robert H. Buescher
G. Felda Hardymon
Christopher Gabrieli
Gabrieli Family Foundation
Michael I. Barach
David J. Cowan
Bruce K. Graham
Diane N. McPartlin
Ravi B. Mhatre
Gautam A. Prakash
Robi L. Soni
Joanna A. Strober
William R. Wasik
Rodney A. Cohen
Richard R. Davis
Adam P. Godfrey
Lindsay 1994 Family Partnership, L.P.
John G. MacDonald
Howard S. Markowitz
Robert J. S. Roriston
Steven L. Williamson
Woods 1994 Family Partnership, L.P.
Bessemer Venture Partners IV L.P.
BVP IV Special Situations L.P.

     Address: c/o Bessemer Partners IV L.P.
              1400 Old Country Road
              Suite 407
              Westbury, NY 11590
              Attn. Robert H. Buescher

Second Closing - Friends of the Company:
----------------------------------------

Investor
--------

VLG Investments 1997

     Address:  c/o Venture Law Group
               2800 Sand Hill Road
               Menlo Park, CA 94025
               Attn. Linda K. Glisson

UMB, N.A., as Trustee For Brobeck, Phleger &
Harrison Savings Trust FBO Jeffrey Y. Suto

     Address: 1010 Grand Blvd.
              Kansas City, MO 64106
              Attn. Susan Longrace


Third Closing - Additional Corporate Investors
----------------------------------------------
                and Friends of the Company
                --------------------------

St. Paul Venture Capital IV, LLC
St. Paul Venture Capital Affiliates Fund I, LLC

     Address:  8500 Normandale Lake Blvd.
               Suite 1940
               Bloomington, MN  55437
               Attn:  James R. Simons
Jeff Goodman

     Address:  665 Silver Ave.
               Half Moon Bay, CA 94019
Rob Coneybeer

     Address:  1971 Broadway
               San Francisco, CA 94109

Comdisco Closing:
-----------------

Comdisco, Inc.

     Address:  3000 Sand Hill Road.
               Building 1, Suite 155
               Menlo Park, CA 94025
               Attn:  Christine Fera

      Series C Closings--Additional Investors
      ---------------------------------------

ABS Employee Venture Fund, LP

  Address:  BT Alex. Brown
            375 West Padonia Road
            Timonium, MD 21093


Shaun Andrikopoulos

  Address:  1112 Cole
            San Francisco, CA 94117

Intelligent Media Ventures, Inc.

  Address:  59 Executive Park Dr. South
            N.E. Atlanta, GA 30329

Pacific Telesis Group

  Address:  175 E. Houston
            11th Floor
            San Antonio, TX 78025
            Attn: General Attorney, M&A
            Legal

Frank L. Walters.

  Address:  23 Fairview Ave.
            Atherton, CA 94027

US West Dex Holding, Inc.

  Address: 1801 California
           Suite 5200
           Denver, CO 80202

U.S. Development Capital Investment Company

  Address: Sims Moss Kline & Davis LLP
           400 Norhtpark Town Center
           Suite 310
           Atlanta, GA 30328

                                   EXHIBIT B
                                   ---------

                                    FOUNDERS


Lawrence G. Braitman

Peter D. Olson

David W. Roth

Michael Solomon

Richard L. Thompson

Miles Walsh